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                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) July 17, 2000
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                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)



            Ohio                      1-01520                34-0244000
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(State or Other Jurisdiction     (Commission File          (IRS Employer
      of Incorporation)               Number)            Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California                 95670
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       (Address of Principal Executive Offices)                       (Zip Code)


P.O. Box 537012, Sacramento, California                              95853-7012
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         (Mailing Address)                                           (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 5.  OTHER EVENTS


Attached hereto as Exhibit 99 and incorporated herein by this reference is the text of the registrant's press release which was made after close of market hours on July 17, 2000.

In a GenCorp Inc. press release dated July 17, 2000, Aerojet-General Corporation, the aerospace and defense segment of GenCorp Inc. and Pratt & Whitney, a unit of United Technologies Corp., announced their intention to form a new space propulsion company. Pratt & Whitney's Space Propulsion unit and Aerojet have signed a letter of intent, subject to execution of a definitive agreement and government agreements and approvals. A definitive agreement is expected to be completed before the end of the calendar year.



ITEM 7.  EXHIBITS


Table                                                                    Exhibit
Item No.                Exhibit Description                              Number
--------                -------------------                              ------

   99      GenCorp Inc. press release dated July 17, 2000 announcing       99
           intent to form joint venture space propulsion company.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     GENCORP INC.


                                By:  /s/ William R. Phillips
                                     ------------------------
                              Name:  William R. Phillips
                             Title: Senior Vice President, Law, General Counsel and Secretary

Dated:  July 17, 2000